ADAMS
NATURAL RESOURCES
FUND

THIRD QUARTER REPORT
SEPTEMBER 30, 2026
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Managed Distribution Policy

Adams Natural Resources Fund, Inc. (the “Fund”) employs a Managed Distribution Policy (“MDP”) to enhance long-term shareholder value by paying level quarterly distributions at a committed rate of 8% of average net asset value (“NAV”) per year. The Fund pays distributions four times a year. Distributions under the MDP can be derived from net investment income, realized capital gains, or possibly, returns of capital, and are payable in newly issued shares of common stock unless a shareholder specifically elects to receive cash. The Fund has committed to distribute 2% of average NAV for each quarterly distribution, with the fourth quarter distribution to be the greater of 2% of average NAV or the amount needed to satisfy minimum distribution requirements of the Internal Revenue Code for regulated investment companies. Average NAV is based on the average of the previous four quarter-end NAVs per share prior to each declaration date.
With each distribution, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV in January for the previous calendar year that will indicate how to report these distributions for federal income tax purposes.

Disclaimers
The primary purpose of the MDP is to provide shareholders with a consistent, but not guaranteed, rate of distribution each quarter. You should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s MDP. The Board may amend or terminate the MDP at any time without prior notice to shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Letter to Shareholders

Dear Fellow Shareholders,
U.S. equities continued to move higher in the third quarter driven by robust corporate earnings, positive earnings revisions, and ongoing high levels of artificial intelligence (AI)-related investment—Goldman Sachs estimates that global AI investment in data centers, semiconductors, and other infrastructure will exceed $1 trillion in 2026. These positive factors overcame investors’ worries about persistent inflation, elevated interest rates, and geopolitical uncertainty.
Market leadership shifted considerably during the quarter. Many stocks that were strong in the first half of the year experienced weakness, while numerous underperformers rebounded. These moves narrowed some of the wide
“Energy was the strongest performing sector in the S&P 500 Index during the third quarter and year to date, rising 17.2% and 40.3%, respectively...”

performance disparities that had developed earlier in the year, without fundamentally reversing the market’s prevailing trends.
Reported second quarter earnings for the S&P 500 Index were more than 50% higher than a year earlier, the strongest growth since the pandemic-era rebound of 2021. The strength was broad based, with nine of the Index’s 11 sectors posting double-digit earnings growth. Third quarter earnings estimates also continued to move higher.
Inflation eased from its May peak but stubbornly remained above the U.S. Federal Reserve’s (Fed) target. The ongoing conflict with Iran continued to disrupt global energy markets and put upward pressure on energy prices. The outlook for interest rates also continued to shift. In a marked reversal from the end of 2025, when the Fed and investors anticipated 2026 rate cuts, the Fed raised rates in September for the first time since 2023, citing persistent inflation amidst continued economic strength. Policymakers and the markets ended the quarter expecting additional tightening through the end of this year and into 2027.
Long-term U.S. Treasury rates moved higher, with the 10-year yield climbing above 5% amid concerns around inflation, the federal fiscal outlook, and heavy debt issuance. The prospect of higher interest rates, which tend to raise borrowing costs and pressure equity valuations, has become an important part of the investment backdrop amid heavy federal borrowing that is increasingly competing with the financing needs associated with the AI investment boom.
West Texas Intermediate crude oil prices rose 30% during the third quarter and finished September up 58% year-to-date. The continuing conflict with Iran kept global oil supplies constrained during the last three months, as significant Gulf production remained offline and shipments through the Strait of Hormuz remained uneven.

Letter to Shareholders (continued)

U.S. natural gas prices remained relatively subdued during the third quarter and were lower year-to-date, as record production kept the domestic market well supplied despite growing demand from liquified natural gas (LNG) exports and power generation. In contrast, global LNG markets remained more challenged as the conflict in the Middle East disrupted supplies and increased competition for cargoes.
Returns within the Energy sector varied considerably by industry group during the third quarter. Refining & Marketing was by far the best performing group, surging 52.1%. As disruptions to Middle East and Russian refining capacity persisted, supplies of gasoline, jet fuel, and diesel were exposed as the most acute bottleneck in the global fossil fuel-based system, driving refining margins sharply higher. Integrated Oil & Gas stocks advanced 21.1% in the third quarter, benefiting from higher oil prices as well as strong refining margins, which allowed them to participate in strength across both key segments of their businesses. The Storage & Transportation group actually declined in the third quarter, returning -3.7%, as its largely fee-based businesses participated less directly in the rise in commodity prices.
The Materials sector declined modestly during the third quarter, led lower by Construction Materials, which declined 19.5% as elevated interest rates and higher diesel costs weighed on more traditional construction markets. Chemicals underperformed as uneven demand and continuing concerns about excess global capacity continued to limit pricing and profit margin opportunities. Conversely, Metals & Mining posted a 13.2% return.
Energy was the strongest performing sector in the S&P 500 Index during the third quarter and year to date, rising 17.2% and 40.3%, respectively, compared to gains of 2.3% and 12.8% for the broader Index. Materials trailed the overall market, returning -2.8% in the third quarter and rising 8.8% year to date. Our Fund, with exposure to both Energy and Materials, returned 13.6% on net asset value and 13.5% on market price, compared to a 13.4% return for the Fund’s benchmark (80% S&P 500 Energy Sector and 20% S&P 500 Materials Sector). On a year-to-date basis, our 34.4% return exceeded the benchmark’s 34.0% gain.
Within Energy, our position in ConocoPhillips was a key contributor to relative performance. The company is one of the largest Exploration & Production (E&P) companies with key assets across multiple geographies globally. Management has a robust strategy for dividend growth and share repurchases, and with elevated commodity prices is generating significant cash flow. While E&P stocks more broadly didn’t participate fully in the move higher in commodity prices, ConocoPhillips was able to keep pace better than most during the quarter.

Letter to Shareholders (continued)

Storage & Transportation was also a meaningful contributor to relative performance. The Fund benefited from being underweight this group, which underperformed the Energy sector by more than 20% during the third quarter. Additionally, Targa Resources, one of our largest active holdings, was the best performing stock in the group. The company has an advantaged asset footprint in the Permian Basin and recently signed a 20-year agreement with ExxonMobil to provide critical infrastructure to support their growing Permian production.
In Materials, our position in Freeport-McMoran was a source of relative strength. As one of the world’s largest copper miners, the company benefited from steady strength in copper prices, which achieved a 20-year high in September. The company’s continued progress to restore production from its Grasberg mine in Indonesia also provided market support for the stock.
International Flavors & Fragrances was also a standout in the quarter, and was the best performer within the specialty chemicals group. The company manufactures and supplies flavors and fragrances used in the food, beverage, personal care, and household products industries. Management has shed underperforming businesses, which has allowed the market to focus on the robust underlying earnings growth opportunity and strong free cash-generating capabilities of the company.
For the nine months ended September 30, 2026, the total return on the Fund’s net asset value (NAV) per share (with dividends and capital gains reinvested) was 34.4%. This compares to the 34.0% total return for the Fund’s benchmark. The total return on the market price of the Fund’s shares for the period was 34.2%. During the first nine months of this year, the Fund paid distributions to shareholders in the amount of $43.1 million, or $1.55 per share.
For the twelve months ended September 30, 2026, the Fund’s total return on NAV was 35.9%. Comparable return for the Fund’s benchmark was also 35.9%. The total return on the market price of the Fund’s shares for the period was 38.6%.
This market has been remarkably resilient through a range of challenges. November’s elections add another source of uncertainty, particularly around the direction of economic and fiscal policy. Rising debt levels and stubborn inflation could eventually weigh more heavily on economic activity and financial markets. As we’ve seen, though, even significant challenges and rapid changes in the economic backdrop do not affect every company equally.

Letter to Shareholders (continued)

Shifting market and sector leadership, interest rate expectations, and commodity prices, along with the broader policy and geopolitical backdrop that we’ve seen in 2026, reinforce the importance of a disciplined investment approach. Short-term events can change stock prices and market leadership without necessarily changing the long-term investment case. As some of the wide gaps between market leaders and laggards narrowed, we believe the market has become somewhat more balanced, creating a better environment for fundamental stock selection. As always, we will continue to focus on companies with attractive long-term opportunities while managing risks that can cut across traditional sector and industry lines.
We believe distinguishing between developments that may alter a company’s long-term prospects and those that can primarily affect near-term sentiment is an important part of successful investing. That discipline helps us look beyond short-term volatility, remain measured in how we take risk, and keep the portfolio positioned to participate in long-term opportunities.
By order of the Board of Directors,
James P. Haynie, CFA Chief Executive Officer	Gregory W. Buckley President
October 15, 2026

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Summary Financial Information

(unaudited)
	2026	2025
At September 30:
Net asset value per share	$30.57	$24.36
Market price per share	$27.53	$21.52
Shares outstanding	28,303,647	27,205,847
Total net assets	$865,186,454	$662,649,222
Average net assets	$810,166,469	$644,709,948
Unrealized appreciation on investments	$319,667,320	$156,278,417

For the nine months ended September 30:
Net investment income	$12,257,094	$12,047,922
Net realized gain (loss)	$38,664,131	$29,260,163
Total return (based on market price)	34.2%	6.4%
Total return (based on net asset value)	34.4%	8.1%

Key ratios:
Expenses to average net assets*	0.52%	0.64%
Net investment income to average net assets*	2.02%	2.50%
Portfolio turnover*	16.9%	19.7%
Net cash & short-term investments to net assets	0.9%	0.5%

*
Annualized

Ten Largest Equity Portfolio Holdings

September 30, 2026
(unaudited)
	Market Value	Percent of Net Assets
Exxon Mobil Corporation	$217,166,276	25.1%
Chevron Corporation	121,346,483	14.0
ConocoPhillips	55,103,920	6.4
Valero Energy Corporation	40,544,006	4.7
Phillips 66	34,434,936	4.0
Marathon Petroleum Corporation	29,858,955	3.5
Williams Companies, Inc.	28,645,957	3.3
SLB Ltd.	26,441,952	3.1
Linde plc	25,251,380	2.9
Targa Resources Corp.	24,517,117	2.8
	$603,310,982	69.8%

Schedule of Investments

September 30, 2026
(unaudited)
	Shares	Value (a)
Common Stocks — 99.1%
Energy — 83.0%
Energy Related — 0.0%
Eos Energy Enterprises, Inc. (b)	62,600	$191,869

Equipment & Services — 6.1%
Baker Hughes Company	221,800	12,176,820
Halliburton Company	349,853	11,125,325
SLB Ltd.	542,733	26,441,952
TechnipFMC plc	48,600	3,300,912
		53,045,009
Exploration & Production — 14.2%
APA Corporation	56,000	2,326,240
Chord Energy Corporation	225	30,166
ConocoPhillips	440,303	55,103,920
Devon Energy Corporation	259,360	11,940,934
Diamondback Energy, Inc.	83,000	15,256,230
EOG Resources, Inc.	140,067	19,295,630
EQT Corporation	153,000	7,429,680
Expand Energy Corporation	88,500	7,441,965
Texas Pacific Land Corporation	13,350	4,349,831
		123,174,596
Integrated Oil & Gas — 41.1%
Chevron Corporation	594,224	121,346,483
Exxon Mobil Corporation	1,334,355	217,166,276
Occidental Petroleum Corporation	303,751	16,803,505
		355,316,264
Refining & Marketing — 12.1%
Marathon Petroleum Corporation	75,512	29,858,955
Phillips 66	134,875	34,434,936
Valero Energy Corporation	104,600	40,544,006
		104,837,897
Storage & Transportation — 9.5%
Cheniere Energy, Inc.	15,600	4,196,868
Kinder Morgan, Inc.	429,392	12,946,169
ONEOK, Inc.	140,500	11,980,435
Targa Resources Corp.	90,700	24,517,117
Williams Companies, Inc.	421,450	28,645,957
		82,286,546

Schedule of Investments (continued)

September 30, 2026
(unaudited)
	Shares	Value (a)
Materials — 16.1%
Chemicals — 8.1%
Air Products and Chemicals, Inc.	41,400	$11,518,722
Albemarle Corporation	7,200	761,616
CF Industries Holdings, Inc.	42,669	4,915,469
Corteva Inc.	57,945	4,499,429
Dow, Inc.	52,945	1,458,105
Ecolab Inc.	21,900	6,013,302
International Flavors & Fragrances Inc.	72,606	6,061,149
Linde plc	53,200	25,251,380
LyondellBasell Industries N.V.	15,600	896,532
Mosaic Company	21,201	459,002
PPG Industries, Inc.	18,100	1,888,373
Sherwin-Williams Company	19,400	6,271,438
		69,994,517
Construction Materials — 1.8%
CRH public limited company	57,400	4,752,720
Martin Marietta Materials, Inc.	4,500	2,159,145
Vulcan Materials Company	34,200	8,366,346
		15,278,211
Containers & Packaging — 1.3%
Amcor plc	34,880	1,460,077
Avery Dennison Corporation	5,400	921,618
Ball Corporation	75,300	4,219,059
International Paper Company	40,900	1,356,653
Packaging Corporation of America	5,300	1,215,078
Smurfit Westrock plc	41,300	1,821,330
		10,993,815
Metals & Mining — 4.9%
Freeport-McMoRan, Inc.	231,100	16,177,000
Newmont Corporation	119,000	13,725,460
Nucor Corporation	42,700	9,981,125
Steel Dynamics, Inc.	11,026	2,443,472
		42,327,057
Total Common Stocks
(Cost $537,776,961)		$857,445,781

Schedule of Investments (continued)

September 30, 2026
(unaudited)
	Shares	Value (a)
Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Class, 3.93% (c)	7,502,849	$7,500,598
Northern Institutional Funds Treasury Portfolio, Premier Class, 3.75% (c)	783,772	783,772
Total Short-Term Investments
(Cost $8,285,870)		8,284,370
Total — 100.1% of Net Assets
(Cost $546,062,831)		865,730,151
Other Assets Less Liabilities — (0.1)%		(543,697)
Net Assets — 100.0%		$865,186,454

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation.

(b)
Presently non-dividend paying.

(c)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

Information regarding transactions in equity securities during the quarter can be found on our website at: www.adamsfunds.com.

Adams Natural Resources Fund, Inc.

Board of Directors
Steven G. Chambers (2) (3) (4)	James P. Haynie (1)	Jane Musser Nelson (1) (2) (3) (4)
Kenneth J. Dale (1) (5)	Mary Chris Jammet (1) (2) (3) (4)
Frederic A. Escherich (2) (3) (4)	Lauriann C. Kloppenburg (1) (2) (3) (4)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
James P. Haynie, CFA	Chief Executive Officer
Gregory W. Buckley	President
Brian S. Hook, CFA, CPA	Vice President and Chief Financial Officer
Janis F. Kerns	Vice President, General Counsel, Secretary, and Chief Compliance Officer
Michael E. Rega, CFA	Vice President—Research
William H. Reinhardt, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Tickers: PEO (NYSE), XPEOX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
(866) 723-8330
Website: www.computershare.com/us
Email: info@computershare.com